EXHIBIT 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT
This AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of October 11, 2013 (this “Amendment”), is entered into by and among EnergySolutions, Inc., a Delaware corporation (“Parent”), EnergySolutions, LLC, a Utah limited liability company (“EnergySolutions”), as the Borrower, the Lenders signatory hereto and JPMorgan Chase Bank, N.A., as the Administrative Agent, and is made with reference to that certain Credit Agreement, dated as of August 13, 2010, as amended by that certain Amendment No. 1, dated as of August 23, 2010, as further amended by that certain Amendment No. 2 and Consent and Waiver, dated as of February 15, 2013 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Parent, EnergySolutions, as the Borrower, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as the Administrative Agent. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement;
WHEREAS, EnergySolutions has requested, and the Administrative Agent and the Lenders signatory hereto, comprising the Majority Lenders, have agreed, to amend certain provisions of the Credit Agreement as provided for herein; and
WHEREAS, Morgan Stanley Senior Funding, Inc. and J.P. Morgan Securities LLC have agreed to act as lead arrangers and bookrunners with respect to this Amendment.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants contained herein the parties hereto agree, effective as of the Effective Date (as defined below), as follows:
SECTION 1. AMENDMENT
(a)     Section 1.1 of the Credit Agreement is hereby amended as follows:
(i)    The definition of “Applicable Margin” is hereby amended and restated in its entirety to read as follows:
“Applicable Margin” shall mean, for any date, (a) prior to the Third Amendment Effective Date, (i) with respect to any Term Loan (A) 4.00% per annum, in the case of a Base Rate Loan or (B) 5.00% per annum, in the case of a Eurodollar Loan, and (ii) with respect to any Revolving Loan, (A) 3.50% per annum, in the case of a Base Rate Loan, or (B) 4.50% per annum, in the case of a Eurodollar Loan, and (b) from and after the Third Amendment Effective Date, (i) with respect to any Term Loan (A) 4.50% per annum, in the case of a Base Rate Loan or (B) 5.50% per annum, in the case of a Eurodollar Loan, and (ii) with respect to any Revolving Loan, (A) 4.00% per annum, in the case of a Base Rate Loan, or (B) 5.00% per annum, in the case of a Eurodollar Loan; provided that, in the case of this clause (b) only, (I) if on and as of the date that is 180 days after the Third Amendment Effective Date, the sum of (x) the aggregate outstanding principal amount of Term Loans under this Credit Agreement plus (y) the outstanding principal amount of the Senior Notes (collectively with the Term Loans referred to in clause (x), the “Senior Debt Amount”) exceeds $675,000,000, then such Applicable Margin shall be increased by an additional 0.25%, and (II) notwithstanding the foregoing, at such time as the Senior Debt Amount is reduced to at least $675,000,000 and at all times thereafter, “Applicable Margin” shall mean (x) with respect to any Term Loan (1) 4.00% per annum, in the case of a Base Rate Loan or (2) 5.00% per annum, in the case of a Eurodollar Loan, and (y) with respect to any Revolving Loan, (1) 3.50% per annum, in the case of a Base Rate Loan, or (2) 4.50% per annum, in the case of a Eurodollar Loan.
(ii)    The following new term and related definition are hereby inserted in Section 1.1 of the Credit Agreement in the appropriate alphabetical order:
“Third Amendment Effective Date” shall mean the “Effective Date”, as defined in that certain Amendment No. 3 to Credit Agreement, dated as of October 11, 2013, by and among the Parent, EnergySolutions, the Administrative Agent and the Lenders party thereto.
(b)      The last paragraph of Section 7.1 of the Credit Agreement is hereby amended by deleting the words “150 days after the Second Amendment Effective Date” and inserting the words “270 days after the Third Amendment Effective Date” in lieu thereof.

SECTION 2. AUTHORIZATION TO ENTER INTO THIS AMENDMENT

Each of the Parent, EnergySolutions, the Administrative Agent and the Lenders signatory hereto agrees and acknowledges that the amendments set forth in this Amendment constitute amendments that require pursuant to Section 10.1(a) of the Credit Agreement the consent of the Majority Lenders and that, accordingly, the Parent, EnergySolutions, the Administrative Agent and the Lenders signatory hereto are authorized to execute this Amendment and to cause this Amendment to be binding upon the Parent, EnergySolutions, the Administrative Agent and the Lenders.
SECTION 3. CONDITIONS TO EFFECTIVENESS

This Amendment shall become binding and effective (and the Credit Agreement shall be deemed to have been modified as provided herein) on the date the following conditions are waived or satisfied (such date, the “Effective Date”):
(a)due execution of this Amendment by each of the Parent, EnergySolutions, the Administrative Agent and Lenders constituting Majority Lenders;

(b)payment by or on behalf of EnergySolutions to the Administrative Agent, for the account of each Lender that returns to the Administrative Agent its executed counterpart of a signature page to this Amendment no later than 1:00 p.m. (New York time) on Friday, October 11, 2013, of a fee equal to 0.25% of the sum of such Lender’s outstanding Term Loans and Revolving Commitments as of the Effective Date (determined after giving effect to this Amendment); and

(c)the Administrative Agent shall have received from EnergySolutions (or on its behalf) reimbursement of all reasonable and documented fees, charges and disbursements of one legal counsel in connection with the preparation of this Amendment.

SECTION 4. REPRESENTATIONS AND WARRANTIES

Each of the Parent and EnergySolutions hereby represents and warrants that:
(a)      this Amendment has been duly authorized, executed and delivered by it and each of this Amendment and the Credit Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
(b)      as of the Effective Date, after giving effect to this Amendment, there is no Default or Event of Default that is now existing or which would result from the execution of this Amendment.
SECTION 5. EFFECT ON AND RATIFICATION OF LOAN DOCUMENTS

(a)     Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, any Issuing Bank or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.
(b)    On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement “thereunder”, “thereof”, “therein” or words of like import intended to refer to the Credit Agreement in any other Loan Document, shall be deemed a reference to the Credit Agreement as amended hereby.
(c)    This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. COUNTERPARTS

This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 7. GOVERNING LAW

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first set forth above.
ENERGYSOLUTIONS, INC.

By:_/s/ Gregory S. Wood__________________
Name: Gregory S. Wood
Title: Executive Vice President, CFO

ENERGYSOLUTIONS, LLC

By:_ /s/ Gregory S. Wood___________________
Name: Gregory S. Wood
Title: Executive Vice President, CFO

JPMORGAN CHASE BANK, NA.,
as Administrative Agent

By:_/s/ Peter Christensen________________
Name: Peter Christensen
Title: Vice President

NAME OF INSTITUTION:

1776 CLO I, Ltd.
by
/s/ Ron Polye ______________
Name: Ron Polye
Title: Authorized Officer

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Aberdeen Loan Funding, Ltd

By: Highland Capital Management, L.P. As Collateral Manager
by
/s/ Carter Chism ___________
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC by
/s/ Simon Fairbank _________
Name: Simon Fairbank
Title: Authorized Signatory

For any Lender requiring a second signature block:

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC by
/s/ Deirdre Fitzpatrick _______
Name: Deirdre Fitzpatrick
Title: Authorized Signatory

NAME OF INSTITUTION:

ACAS CLO 2007-1, Ltd.

By: American Capital CLO Management, LLC (f/k/a American Capital Leveraged Finance Management, LLC), as Portfolio Manager

by
/s/ Maria Jones ________________
Name: Maria Jones
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

AEGON Companies Pension Trust

By: AEGON USA Investment Management, LLC, its investment manager by
/s/ James Rich ______________
Name: James Rich
Title: Vice President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

ALM Loan Funding 2010-3, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager
by
/s/ Joe Moroney ________________
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

ALM VII (R), Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager
by
/s/ Joe Moroney ________________
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

ALM VII (R) - 2, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager
by
/s/ Joe Moroney ________________
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Apollo/Palmetto Loan Portfolio, L.P.

By: Apollo Credit Management II, L.P., its investment manager

By: Apollo Credit Management II GP, LLC, its general partner by
/s/ Joe Moroney ________________
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Apollo Senior Floating Rate Fund Inc.

By: Account 631203

by
/s/ Joe Moroney ________________
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

ATRIUM III
by
/s/ Thomas Flannery ________
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

ATRIUM IV
by
/s/ Thomas Flannery ________
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

ATRIUM V

By: Credit Suisse Asset Management, LLC, as collateral manager by
/s/ Thomas Flannery ________
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

ATRIUM VII

By: Credit Suisse Asset Management, LLC, as portfolio manager by
/s/ Thomas Flannery ________
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

AUCARA HEIGHTS INC.

By: Crescent Capital Group LP, its sub-adviser

by
/s/ John Hwang ____________
Name: John Hwang
Title: Vice President

by
/s/ G. Wayne Hosang ________
Name: G. Wayne Hosang
Title: Senior Vice President

NAME OF INSTITUTION:

AUSTRALIANSUPER

By: Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustalianSuper Pty Ltd. it its capacity as trustee of AustralianSuper by
/s/ Thomas Flannery ________
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Baker Street Funding CLO 2005-1 Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

as Lender
by
/s/ George Goudelias _______
Name: George Goudelias
Title: Managing Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Bank of America, N.A.

by
/s/ Jonathan M Barnes _______
Name: Jonathan M Barnes
Title: Vice President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

BELL ATLANTIC MASTER TRUST

By: Crescent Capital Group LP, its sub-adviser

by
/s/ John Hwang ____________
Name: John Hwang
Title: Vice President

by
/s/ G. Wayne Hosang ________
Name: G. Wayne Hosang
Title: Senior Vice President

NAME OF INSTITUTION:

BENTHAM WHOLESALE SYNDICATED LOAN FUND

By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

by
/s/ Thomas Flannery ________
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

By: Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of California State Teachers’ Retirement System

/s/ Henry Chyung ____________
Name: Henry Chyung
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

CANARA SUMMIT CLO LTD.

By: Canaras Capital Management, LLC
As Sub-Investment Adviser

by
/s/ Richard Vratanina ________
Name: Richard Vratanina
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

CANNINGTON FUNDING LTD.

By: Silvermine Capital Management LLC
As Investment Manager

by
/s/ Jonathan Marks ________
Name: Jonathan Marks
Title: Principal

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Cedar Funding Ltd.

By: AEGON USA Investment Management, LLC

by
/s/ Emily Chong ___________
Name: Emily Chong
Title: Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Children’s Healthcare of Atlanta Inc.

By: Highland Capital Management, L.P., As Investment Manager
by
/s/ Carter Chism ___________
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

COMSTOCK FUNDING LTD.

By: Silvermine Capital Management LLC
As Collateral Manager

by
/s/ Jonathan Marks ________
Name: Jonathan Marks
Title: Principal

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

CONTINENTAL CASUATLY COMPANY

by
/s/ Edward J. Lavin__________
Name: Edward J. Lavin
Title: Assistant Vice President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

CORNERSTONE CLO LTD.

By: Apollo Debt Advisors LLC, as its Collateral Manager

by
/s/ Joe Moroney ________________
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

CREDIT SUISE AG, CAYMAN ISLANDS BRANCH

by
/s/ Christopher Day _________
Name: Christopher Day
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
/s/ Michael Spaight __________
Name: Michael Spaight
Title: Authorized Signatory

NAME OF INSTITUTION:

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND

By: Credit Suisse Asset Management, LLC, as investment manager by
/s/ Thomas Flannery ________
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

CREDIT SUISSE NOVA (LUX)

By: Credit Suisse Asset Management, LLC, or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

by
/s/ Thomas Flannery ________
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Crescent Capital High Income Fund L.P.
Business Names: Crescent Capital LP High Income Fund

By: Crescent Capital Group LP, its adviser

by
/s/ John Hwang ____________
Name: John Hwang
Title: Vice President

by
/s/ G. Wayne Hosang ________
Name: G. Wayne Hosang
Title: Senior Vice President

NAME OF INSTITUTION:

Crescent Senior Secured Floating Rate Loan Fund, LLC

By: Crescent Capital Group LP, its advisor

by
/s/ John Hwang ____________
Name: John Hwang
Title: Vice President

by
/s/ G. Wayne Hosang ________
Name: G. Wayne Hosang
Title: Senior Vice President

NAME OF INSTITUTION:

Del Mar CLO I, LTD.

By: Allianz Global Investors U.S. LLC-CS Credit Group

by
/s/ James Dudnick _________
Name: James Dudnick
Title: Vice President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

DOUBLE HAUL TRADING, LLC

By: SunTrust Bank, as manager

by
/s/ Joshua H. Lowe _________
Name: Joshua H. Lowe
Title: Vice President

NAME OF INSTITUTION:

Duane Street CLO I, LTD.

By: Napier Park Global Capital, LLC, As Collateral Manager

by
/s/ Roger Yee______________
Name: Roger Yee
Title: Director

NAME OF INSTITUTION:

Duane Street CLO II, LTD.

By: Napier Park Global Capital, LLC, As Collateral Manager

by
/s/ Roger Yee______________
Name: Roger Yee
Title: Director

NAME OF INSTITUTION:

Duane Street CLO III, LTD.

By: Napier Park Global Capital, LLC, As Collateral Manager

by
/s/ Roger Yee______________
Name: Roger Yee
Title: Director

NAME OF INSTITUTION:

Duane Street CLO IV, LTD.

By: Napier Park Global Capital, LLC, As Collateral Manager

by
/s/ Roger Yee______________
Name: Roger Yee
Title: Director

NAME OF INSTITUTION:

Eastland CLO, Ltd.

By: Highland Capital Management, L.P. As Collateral Manager
by
/s/ Carter Chism ___________
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Falcon Senior Loan Fund Ltd.

By: Apollo Fund Management LLC
As Its Investment Manager
by
/s/ Joe Moroney ________________
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

By: Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Fargo Investments, L.P.

/s/ Jeremy Sagi ____________
Name: Jeremy Sagi
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

First Trust Senior Floating Rate Income Fund II

By: First Trust Advisors L.P., its investment manger

by
/s/ Scott Fries ______________
Name: Scott Fries
Title: Senior Vice President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

First Trust Senior Loan Fund

By: First Trust Advisors L.P., its Investment Advisor

by
/s/ Scott Fries ______________
Name: Scott Fries
Title: Senior Vice President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

First Trust Short Duration High Income Fund

By: First Trust Advisors L.P., its investment manger

by
/s/ Scott Fries ______________
Name: Scott Fries
Title: Senior Vice President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

First Trust Tactical High Yield ETF

by
/s/ Scott D. Fries ______________
Name: Scott D. Fries
Title: Vice President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Fortress Credit Opportunities I LP

By: Fortress Credit Opportunities I GP LLC, its general partner by
/s/ Glenn Cummins ____________
Name: Glenn Cummins
Title: Treasurer

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

By: Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Global Diversified Income Fund

/s/ Henry Chyung ____________
Name: Henry Chyung
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Golden Knight II CLO, Ltd.

by
/s/ Jeffrey Lapin ___________
Name: Jeffrey Lapin
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY

by
/s/ Michelle Latzoni _________
Name: Michelle Latzoni
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Goldman Sachs Funds SICAV-SIF for the benefit of Goldman Sachs High Yield Floating Rate Portfolio

By: Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal by
/s/ Michelle Latzoni _________
Name: Michelle Latzoni
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund

By: Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal by
/s/ Michelle Latzoni _________
Name: Michelle Latzoni
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Goldman Sachs Lending Partners LLC

by
/s/ Michelle Latzoni _________
Name: Michelle Latzoni
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Grayson CLO, Ltd.

By: Highland Capital Management, L.P. As Collateral Manager
by
/s/ Carter Chism ___________
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

GREYROCK CDO LTD.,

By: Landmark Funds LLC, as Manager

by
/s/ William Lowry _________
Name: William Lowry
Title: Designated Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Halcyon Structured Asset Management CLO I Ltd.

Halcyon Loan Investors CLO I, Ltd.

Halcyon Loan Investors CLO II, Ltd.

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd.

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 Ltd.

Halcyon Loan Advisors Funding 2012-1, Ltd.

Halcyon Loan Advisors Funding 2013-1, Ltd.

Halcyon Loan Advisors Funding 2012-2, Ltd.

Bacchus (U.S.) 2006-1 Ltd.

Halcyon Senior Loan Fund I Master LP

SC Pro Loan II Limited

Swiss Capital Pro Loan III PLC

Swiss Capital Pro Loan IV PLC

by
/s/ David Martino ___________
Name: David Martino
Title: Controller

NAME OF INSTITUTION:

Hewett’s Island CLO I-R, Ltd.

By: Acis Capital Management, LP, its Collateral Manager
By: Acis Capital Management GP, LLC, its Collateral Manager
by
/s/ Carter Chism ___________
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Hewett’s Island CLO IV, Ltd.

By: LCM Asset Management LLC, As Collateral Manager
by
/s/ Alexandra B. Kenna _____
Name: Alexandra B. Kenna
Title:

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Highbridge Liquid Loan Opportunities Master Fund, L.P.

By: Highbridge Principal Strategies LLC, its Investment Manager

by
/s/ Jamie Donsky __________
Name: Jamie Donsky
Title: Senior Vice President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Highbridge Loan Management 2012-1, Ltd.

By: Highbridge Principal Strategies LLC, its Investment Manager

by
/s/ Jamie Donsky __________
Name: Jamie Donsky
Title: Senior Vice President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Highland Floating Rate Opportunities Fund

by
/s/ Brian Mitts _____________
Name: Brian Mitts
Title: Senior Fund Analyst

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Highland Global Allocation Fund

by
/s/ Carter Chism ___________
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Highland Loan Master Fund, L.P.

By: Highland Capital Loan GP, LLC, its general partner
By: Highland Capital Management, L.P., its sole member
By: Strand Advisors Inc., its General Partner

by
/s/ Carter Chism ___________
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

IBM Personal Pension Plan Trust

By: Apollo Fund Management LLC, its Investment Manager
by
/s/ Joe Moroney ____________
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

ILLINOIS STATE BOARD OF INVESTMENT
By: Crescent Capital Group LP, its sub-adviser

by
/s/ John Hwang ____________
Name: John Hwang
Title: Vice President

by
/s/ G. Wayne Hosang ________
Name: G. Wayne Hosang
Title: Senior Vice President

NAME OF INSTITUTION:

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust

/s/ David C. Wagner ________
By: PPM America, Inc., as sub-adviser
Name: David C. Wagner
Title: Managing Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

J.P. Morgan Whitefriars Inc.

by
/s/ Jeffrey L. Panzo
Name: Jeffrey L. Panzo
Title: Attorney - in - Fact

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

KVK CLO 2012-1, Ltd

by
/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

KVK CLO 2013-1, Ltd

by
/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

LANDMARK V CDO LIMITED

By: Landmark Funds LLC, as Manager

by
/s/ William Lowry
Name: William Lowry
Title: Designated Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

LANDMARK VI CDO LIMITED

By: Landmark Funds LLC, as Manager

by
/s/ William Lowry
Name: William Lowry
Title: Designated Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

LANDMARK VII CDO LIMITED

By: Landmark Funds LLC, as Manager

by
/s/ William Lowry
Name: William Lowry
Title: Designated Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

LANDMARK VIII CLO LIMITED

By: Landmark Funds LLC, as Manager

by
/s/ William Lowry
Name: William Lowry
Title: Designated Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

LCM III, Ltd.

By: LCM Asset Management LLC
As Collateral Manager

by
/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

LCM IV, Ltd.

By: LCM Asset Management LLC
As Collateral Manager

by
/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

LCM IX Limited Partnership

By: LCM Asset Management LLC
As Collateral Manager

by
/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

LCM V, Ltd.

By: LCM Asset Management LLC
As Collateral Manager

by
/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

LCM VI, Ltd.

By: LCM Asset Management LLC
As Collateral Manager

by
/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

LCM X, Limited Partnership

By: LCM Asset Management LLC
As Collateral Manager

by
/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

LCM XI Limited Partnership

By: LCM Asset Management LLC
As Collateral Manager

by
/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

LCM XII Limited Partnership

By: LCM Asset Management LLC
As Collateral Manager

by
/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

LCM XIII Limited Partnership

By: LCM Asset Management LLC
As Collateral Manager

by
/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

LCM XIV Limited Partnership

By: LCM Asset Management LLC
As Collateral Manager

by
/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

LeverageSource III S.a.r.l.

By: Virtus Group, LP, Attorney-In-Fact

by
/s/ Paul Plant
Name: Paul Plant
Title: Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

LFSIGXG LLC

By: Highbridge Principal Strategies LLC, its
Sub-Advisor

by
/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Liberty CLO, Ltd.

By: Highland Capital Management L.P., As Collateral Manager

by
/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Longhorn Credit Funding, LLC

By: Highland Capital Management, L.P., As Collateral Manager

by
/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Lord Abbett Investment Trust - Lord Abbett Floating Rate Fund

by
/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

By: Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of Los Angeles County Employees Retirement Association

by
/s/ Henry Chyung
Name: Henry Chyung
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

MAC CAPITAL, LTD.

BY: TWC-WLA JV Venture LLC, its sub-adviser

by
/s/ John Hwang
Name: John Hwang
Title: Vice President

by
/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

MADISON PARK FUNDING I, LTD.

by
/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

MADISON PARK FUNDING II, LTD.

By: Credit Suisse Asset Management, LLC, as collateral manager by
/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

MADISON PARK FUNDING IV, LTD.

By: Credit Suisse Asset Management, LLC, as collateral manager by
/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

MADISON PARK FUNDING V, LTD.

By: Credit Suisse Asset Management, LLC, as collateral manager by
/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

MADISON PARK FUNDING VI, LTD.

By: Credit Suisse Asset Management, LLC, as collateral manager by
/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

MADISON PARK FUNDING VIII, LTD.

By: Credit Suisse Asset Management, LLC, as collateral manager by
/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

MALIBU CBNA LOAN FUNDING LLC:

by
/s/ Adam Jacobs
Name: Adam Jacobs
Title: Vice President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

By: Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of Master SIF SICAV - SIF by
/s/ Jeremy Sagi
Name: Jeremy Sagi
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

MOMENTUM CAPITAL FUND, LTD.

By: TCW-WLA JV Venture LLC, its sub-adviser

by
/s/ John Hwang
Name: John Hwang
Title: Vice President

by
/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Nantucket CLO1 Ltd., as an Existing Lender

By: Fortis Investment Management USA, Inc.
As Attorney-in-Fact

by
/s/ Vanessa Ritter
Name: Vanessa Ritter
Title: Vice President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

NCRAM Loan Trust, as Lender

By: NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISOR

by
/s/ Steve Rosenthal
Name: Steve Rosenthal
Title: Executive Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Nomura Bond & Loan Fund, as Lender

By: Mitsubishi UFJ Trust & Banking Corporation as Trustee
By: Nomura Corporate Research & Asset Management Inc., Attorney in Fact

by
/s/ Steve Rosenthal
Name: Steve Rosenthal
Title: Executive Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Northrop Grumman Pension Master Trust

By: Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal by
/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

OCEAN TRAILS CLO I

By: West Gate Horizons Advisors LLC, as Investment Manager

by
/s/ Helen Rhee
Name: Helen Rhee
Title: Senior Analyst

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

OCEAN TRAILS CLO II

By: West Gate Horizons Advisors LLC, as Investment Manager

by
/s/ Helen Rhee
Name: Helen Rhee
Title: Senior Analyst

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

By: Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Post Global Limited Term High Yield Fund by
/s/ Jeremy Safi
Name: Jeremy Safi
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

By: Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Post Intermediate Term High Yield Fund II by
/s/ Jeremy Safi
Name: Jeremy Safi
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

By: Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Post Intermediate Term High Yield Fund, LP by
/s/ Jeremy Safi
Name: Jeremy Safi
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

By: Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Post Intermediate Term High Yield Fund by
/s/ Jeremy Safi
Name: Jeremy Safi
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

By: Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Post Limited Term High Yield Fund, LP by
/s/ Jeremy Safi
Name: Jeremy Safi
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

By: Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Post Senior Loan Master Fund, L.P.

by
/s/ Henry Chyung
Name: Henry Chyung
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

By: Post Advisory Group, LLC, not     in its individual capacity but solely     as authorized agent for and on behalf     of Post Short Duration High Yield     Fund

/s/ Jeremy Sagi_________________
Name: Jeremy Sagi
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

By: Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of the Post Traditional High Yield Fund, L.P

/s/ Henry Chyung______________
Name: Henry Chyung
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

PPM GRAYHAWK CLO, LTD.

/s/ David C. Wagner_____________
By: PPM America, Inc., as Collateral     Manager

Name: David C. Wagner
Title: Managing Director

NAME OF INSTITUTION:

By: Post Advisory Group, LLC, not     in its individual capacity but solely     as authorized agent for and on behalf     of Public Employees Retirement     System of Ohio

/s/ Henry Chyung______________
Name: Henry Chyung
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Rampart CLO 2006-1 Ltd.

By: Apollo Debt Advisors LLC
As its Collateral Manager

by
/s/ Joe Moroney________________
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Rampart CLO 2007 Ltd.

By: Apollo Debt Advisors LLC
As its Collateral Manager

by
/s/ Joe Moroney________________
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

RAYTHEON MASTER PENSION TRUST

By: Credit Suisse Asset Management, LLC as investment manager by
/s/ Thomas Flannery_____________
Name: Thomas Flanner
Title: Managing Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

REGATTA FUNDING LTD.
By: Napier Park Global Capital, LLC,
attorney-in-fact

by
/s/ Roger Yee__________________
Name: Roger Yee
Title: Director

NAME OF INSTITUTION:

REGATTA II FUNDING LP
By: Napier Park Global Capital, LLC,
attorney-in-fact

by
/s/ Roger Yee__________________
Name: Roger Yee
Title: Director

RGA REINSURANCE COMPANY
By: Crescent Capital Group LP, its sub-adviser

by
/s/ John Hwang________________
Name: John Hwang
Title: Vice President

by
/s/ G. Wayne Hosang____________
Name: G. Wayne Hosang
Title: Senior Vice President

NAME OF INSTITUTION:

Rockwall CDO II Ltd.

By: Highland Capital Management, L.P.; As Collateral Manager

by
/s/ Carter Chism________________
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Solus Senior High Income Fund LP

By: Solus Alternative Asset Management LP
Its Investment Advisor

by
/s/ Christopher Pucillo____________
Name: Christopher Pucillo
Title: President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Southfork CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

by
/s/ Carter Chism_______________
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

By: Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Stichting Blue Sky Active High Yield Fixed Income USA Fund

/s/ Henry Chyung_______________
Name: Henry Chyung
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

By: Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of Stichting Pensioenfonds Metaal en Techniek

/s/ Henry Chyung_______________
Name: Henry Chyung
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Stone Tower CLO IV Ltd.

By: Apollo Debt Advisors LLC,
As its Collateral Manager

by
/s/ Joe Moroney________________
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Stone Tower CLO V Ltd.

By: Apollo Debt Advisors LLC,
As its Collateral Manager

by
/s/ Joe Moroney________________
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Stratford CLO, Ltd.

By: Highland Capital Management, L.P. as Collateral Manager

by
/s/ Carter Chism_______________
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

TALAMOD MASTER FUND, LP

by
/s/ Andersen Fisher_____________
Name: Andersen Fisher
Title: Managing Member of G.P.

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

TCW SENIOR SECURED LOAN FUND, LP
By: Crescent Capital Group LP, its sub-adviser

by
/s/ John Hwang________________
Name: John Hwang
Title: Vice President

by
/s/ G. Wayne Hosang____________
Name: G. Wayne Hosang
Title: Senior Vice President

NAME OF INSTITUTION:

By: Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of the Teamsters Local 639-Employers Pension Trust Fund

/s/ Henry Chyung______________
Name: Henry Chyung
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

THE CITY OF NEW YORK GROUP TRUST

By: Credit Suisse Asset Management, LLC, as its manager

by
/s/ Thomas Flannery_____________
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

By: Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of the The Timken Company Collective Investment Trust for Retirement Trusts

/s/ Henry Chyung______________
Name: Henry Chyung
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

Transamerica Life Insurance Company
BY: AEGON USA Investment Management, LLC, its investment manager by
/s/ James Rich________________
Name: James Rich
Title: Vice President

NAME OF INSTITUTION:

Ult Loan Funding 1 LLC

by
/s/ Emily Chong____________
Name: Emily Chong
Title: Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Venture IX CDO, Limited

By: its investment advisor, MJX Asset Management, LLC

by
/s/ Martin E. Davey______________
Name: Martin E. Davey
Title: Managing Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Venture V CDO Limited

By: its investment advisor, MJX Asset Management, LLC

by
/s/ Martin E. Davey______________
Name: Martin E. Davey
Title: Managing Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Venture VII CDO, Limited

By: its investment advisor, MJX Asset Management, LLC

by
/s/ Martin E. Davey______________
Name: Martin E. Davey
Title: Managing Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Venture VIII CDO, Limited

By: its investment advisor, MJX Asset Management, LLC

by
/s/ Martin E. Davey______________
Name: Martin E. Davey
Title: Managing Director

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

Venture XI CLO, Limited

By: its investment advisory, MJX Asset Management, LLC

by
/s/ Martin E. Davey______
Name: Martin E. Davey
Title: Senior Portfolio Manager

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

WEST BEND MUTUAL INSURANCE COMPANY
By: Crescent Capital Group LP, its sub-adviser

by
/s/ John Hwang________________
Name: John Hwang
Title: Vice President

by
/s/ G. Wayne Hosang___________
Name: G. Wayne Hosang
Title: Senior Vice President

NAME OF INSTITUTION:

WG HORIZONS CLO I

By: West Gate Horizons Advisors LLC,
as Investment Manager

by
/s/ Helen Rhee_________________
Name: Helen Rhee
Title: Senior Analyst

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

WhiteHorse III, Ltd.

By: WhiteHorse Capital Partners, L.P.
Title: Collateral Manager
By: WhiteRock Asset Advisors, LLC
Title: General Partner

by
/s/ Jay Carvell_________________
Name: Jay Carvell
Title: Manager

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

WhiteHorse VI, Ltd.

By: H.I.G. WhiteHorse Capital, LLC
Title: Collateral Manager

by
/s/ Richard Siegel ______________
Name: Richard Siegel
Title: Authorized Officer

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION:

WINTERBERG FUNDING ULC

by
/s/ Arlene Arellano
Name: ARLENE ARELLANO
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
_________________________
Name:
Title:

NAME OF INSTITUTION: Zions Bank

by
/s/ Matthew Johnson
Name: Mathew Johnson
Title: Vice President

For any Lender requiring a second signature block:

by
_________________________
Name:
Title: